                                                                    Exhibit 10.4

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             CalPetro Holdings Limited, Designated Representative


                  California Petroleum Transport Corporation




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                      Designated Representative Agreement

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

          This Designated Representative Agreement, dated as of December 1, 1994 (the "Agreement"), among California Petroleum Transport Corporation (the "California Petroleum"), a corporation organized under the laws of the State of Delaware, and CalPetro Holdings Limited (the "Designated Representative"), a company organized under the laws of the Kingdom of Norway.

                             PRELIMINARY STATEMENT

          Concurrently herewith, California Petroleum is (a) entering into an Indenture (the "Serial Indenture"), dated as of the date hereof, among California Petroleum, Chemical Trust Company of California, as trustee (the "Serial Indenture Trustee") and, solely for purposes of the Trust Indenture Act of 1939, as amended, Chevron Corporation ("Chevron") pursuant to which California Petroleum is issuing certain mortgage notes (the "Serial Mortgage Notes") in the aggregate principal amount of $__________, (b) entering into an Indenture (the "Term Indenture"), dated as of the date hereof, between California Petroleum and Chemical Trust Company of California, as trustee (the "Term Indenture Trustee") pursuant to which California Petroleum is issuing certain mortgage notes (the "Term Mortgage Notes") in the aggregate principal amount of $__________ and (c) entering into a Collateral Trust Agreement (the "Collateral Agreement"), dated as of the date hereof, among California Petroleum, the Serial Indenture Trustee, the Term Indenture Trustee and Chemical Trust Company of California, as collateral trustee (the "Collateral Trustee"). California Petroleum desires to engage the Designated Representative to perform certain obligations, provide certain notices and furnish certain consents for and on behalf of California Petroleum under and pursuant to the Serial Indenture, the Term Indenture and the Collateral Agreement.

          The Designated Representative is willing obligations, provide such notices and furnish such consents for and on behalf of California Petroleum pursuant to this Agreement upon the terms and subject to the conditions set forth herein.

          NOW, THEREFORE, in condideration of the mutual covenants and agreements herein contained and of other good and valuable consideration, the receipt of which is hereby acknowledged, California Petroleum and the Designated Representative hereby agree as follows:

                                   ARTICLE I

                           DEFINITIONS

          Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Agreement.

                                  ARTICLE II

                    DUTIES OF THE DESIGNATED REPRESENTATIVE

          Section 2.01   Appointment of Designated Representative.
California Petroleum hereby appoints the Designated Representative and the Designated Representative hereby accepts its appointment as the designated representative of California Petroleum under the Serial Indenture, the Term Indenture and the Collateral Agreement.

          Section 2.02 Responsibilities of the Designated Representative. The Designated Representative hereby covenants and agrees with California Petroleum that the Designated Representative shall or shall cause its designee to do the following:

          (a) Prepare and file, or cause to be prepared and filed, the annual financial statements and annual tax returns of California Petroleum, if required;

          (b) Prepare and file any and all information, documents and reports required in order to comply with Section 13 or 15(d) of the Exchange Act;

          (c) Pursuant to Section 3.3 of the Serial Indenture, appoint a Serial Indenture Trustee in the manner described in Section 5.9 of the Serial Indenture so that there shall at all times be an indenture trustee under the Serial Indenture;

          (d) Pursuant to Section 3.3 of the Term Indenture, appoint a Term Indenture Trustee in the manner described in Section 5.9 of the Term Indenture so that there shall at all times be an indenture trustee under the Term Indenture;

          (e)  Pursuant to Sections 3.5(a), (b) and (c) of the Serial
Indenture and Sections 3.5(a), (b) and (c) of the Term Indenture, file with the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the annual reports, information, documents and reports described therein;

          (f)  Pursuant to Section 3.5(d) of the Serial Indenture and
Section 3.5(d) of the Term Indenture, file with the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the certificate described therein;

          (g)  Pursuant to Section 10.5 of the Serial Indenture and Section
9.5 of the Term Indenture, provide to the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the Officer's Certificates and Opinions of Counsel described therein;

          (h)  Pursuant to Section 11.2 of the Serial Indenture and Section
10.2 of the Term Indenture, provide to the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the notices described therein;

          (i) Pursuant to Section 10.4 of the Term Indenture, (i) provide to the Term Indenture Trustee the written statements described therein and (ii) deliver to the Term Indenture Trustee the purchased or otherwise acquired Mortgage Notes in satisfaction of the mandatory sinking fund payment in the manner described therein;

          (j) Pursuant to Sections 12.2(a) and (b) of the Serial Indenture and Sections 11.2(a) and (b) of the Term Indenture, provide to the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the Opinions of Counsel described therein;


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

          (k) Pursuant to Sections 12.4(b) and (d) of the Serial Indenture and Sections 11.4(b) and (d) of the Term Indenture, provide to the Serial Indenture Trustee and the Term Indenture Trustee, respectively, the requests and Opinions of Counsel described therein;

          (l) Pursuant to Section 3.03(d) of the Collateral Agreement, direct the Collateral Trustee to disburse funds to the Owners as described therein;

          (m) Pursuant to Section 5.01 of the Collateral Agreement, provide to the Collateral Trustee the requests described therein; and

          (n) Pursuant to Section 6.07(a) of the Collateral Agreement, appoint a successor collateral trustee in the manner described therein.

          Section 2.03   Designated Representative to Act as
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Attorney-in-Fact of California Petroleum.  California Petroleum hereby
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constitutes the Designated Representative, and its successors and assigns, its true and lawful attorney, irrevocably, with full power in its own name, in the name of its agents or nominees or in the name of California Petroleum or otherwise, to execute any and all documents, instruments, agreements and applications for and on behalf of California Petroleum relating to or in connection with the performance by the Designated Representative of the responsibilities described in Section 2.02 hereof.

                                  ARTICLE IV

                         GENERAL PROVISIONS REGARDING
                         THE DESIGNATED REPRESENTATIVE

          Section 4.01   No Duties Except As Specified in Agreement or
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Instructions.  (a)  The Designated Representative shall have no duty or
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obligation to make or advance any payment, register, record, or otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Designated Representative is a party, except as expressly provided by the terms of this Agreement or expressly agreed to in writing by the Designated Representative and California Petroleum. No implied duties or obligations shall be read into this Agreement against the Designated Representative.

          (b) Under no circumstances shall the Designated Representative be liable for (i) California Petroleum's obligations under the Serial Indenture, the Term Indenture, the Collateral Agreement or any of the Security Documents or (ii) the validity or sufficiency of the Term Indenture, the Serial Indenture, the Collateral Agreement or any of the Security Documents. The Designated Representative shall not assume any liability, duty or obligation to any Person, other than as expressly provided for herein.

          (c) The Designated Representative shall have no duty to conduct any affirmative investigation, other than as specifically set forth in this Agreement, as to the any other party's performance of its obligations under the Serial Indenture, the Term Indenture, the Collateral Agreement or any other Security Document.

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

          (d) No provision of this Agreement shall be construed to relieve the Designated Representative from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct. The duties and obligations of the Designated Representative shall be determined solely by the express provisions of this Agreement and the Designated Representative shall not be liable except for the performance of its respective duties and obligations as specifically set forth in this Agreement. No implied covenants or obligations shall be read into this Agreement against the Designated Representative and, in the absence of bad faith on the part of the Designated Representative, the Designated Representative may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Designated Representative and conforming to the requirements of this Agreement.

          (e) The Designated Representative may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

          (f) The right of the Designated Representative to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Designated Representative shall not be answerable for other than its gross negligence or willful misconduct in the performance of such act, and the delivery hereunder to the Designated Representative, of any notice, document or report shall not give rise to an affirmative obligation on the part of the Designated Representative to take any action with respect thereto, except as otherwise expressly provided herein.

          Section 4.02   Resignation of Designated Representative.  The
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Designated Representative may resign its duties at any time upon 60 days prior written notice to California Petroleum, the Serial Indenture Trustee, the Term Indenture Trustee and the Collateral Trustee. The Designated Representative may only be removed by California Petroleum with cause upon 60 days prior written notice to the Designated Representative, the Serial Indenture Trustee, the Term Indenture Trustee and the Collateral Trustee. In the event of the resignation or removal of the Designated Representative, a successor designated representative shall be appointed by California Petroleum. California Petroleum shall give the Serial Indenture Trustee, the Term Indenture Trustee and the Collateral Trustee notice of the successor designated representative's acceptance of such appointment and shall cause such successor to execute any and all documents requested by California Petroleum to evidence such successor's acceptance of all of the obligations of the Designated Representative pursuant to this Agreement.

          Section 4.03   Indemnification.  California Petroleum shall
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indemnify the Designated Representative and its successors and assigns, and hold them harmless against and from, any and all liabilities, obligations, losses, damages, taxes, penalties, claims, actions, suits, costs, expenses (including legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against the Designated Representative (whether or not indemnified against by other parties) in any way relating to or arising out of this Agreement, the Serial Indenture, the Term Indenture, the Collateral Agreement or any Security Document; provided, however, that California Petroleum shall not be required to indemnify the Designated Representative for Expenses arising or

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

resulting from its own willful misconduct or gross negligence or for expenses arising from the Designated Representative's failure to perform the duties specifically set forth in this Agreement expressly agreed to in writing by the Designated Representative and California Petroleum.


          Section 4.04   Compensation.  (a) As compensation for its services
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hereunder, the Designated Representative shall receive a fee (the "Designated
Representative's Fee"), payable semi-annually in arrears on each Payment Date as provided in Section 3.03 of the Collateral Agreement equal to $15,000 per annum for the period from March __, 1995 to but not including March __, 1998. Thereafter the Designated Representative's Fee shall increase each year by an amount equal to 4%.

          (b) Whenever any payment to the Designated Representative under this Agreement shall be due on a day other than a Business Day, the date of payment thereof shall be extended to the next succeeding Business Day, unless such extension would cause payment to be made in the next succeeding calendar month, in which case such date shall be advanced to the next preceding Business Day.

                                   ARTICLE V

                           MISCELLANEOUS PROVISIONS

          Section 5.01   Amendment.  This Agreement may be amended from time
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to time by written agreement signed by the parties hereto upon the written consent of the parties hereto.

          Section 5.02   Severability.  If any provision of this Agreement
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is held to be in conflict with any applicable statute or rule of law or is otherwise held to be unenforceable for any reason whatsoever, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatsoever. The invalidity of any one or more phrases, sentences, clauses or Sections of this Agreement contained, shall not affect the remaining portions of this Agreement, or any part thereof.

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          Section 5.03   Notices.  All demands, notices and communications
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hereunder shall be in writing, personally delivered or mailed by certified mail-return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Designated Representative, at the following address: Bryggegaten 5, Aker Brygge, P.O. Box 1803 VIKA, 0123 Oslo, Norway, (b) in the case of California Petroleum, at the following address: c/0 J H Management Corporation, Room 6/9, One International Place, Boston, Massachusetts 02110-2624, or at other such address as shall be designated by such party in a written notice to the other parties.

          Section 5.04   Captions.  The captions or headings in this
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Agreement are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Agreement.

          Section 5.05   Governing Law.  This Agreement shall be governed by
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and interpreted in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law.

          Section 5.06   No Partnership.  Nothing herein contained shall be
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deemed or construed to create a partnership or joint venture among the parties hereto and the services of each party shall be rendered as an independent contractor and not as agent for any other party.

          Section 5.07   Counterparts.  This Agreement may be executed in
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any number of counterparts and by different parties hereto on separate counterpart, each of which shall be deemed to be an original. Such counterparts shall constitute one and the same agreement.

          Section 5.08   Survival.  The representations, covenants and
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agreements contained in or made pursuant to this Agreement in respect of either party hereto shall survive the execution and delivery of this Agreement and shall continue in effect so long as such party's obligations hereunder remain outstanding.

          Section 5.09   Integration.  This Agreement and the Schedule and
                         -----------
Exhibits hereto constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, understandings or representations pertaining to the subject matter hereof, whether oral or written. There are no warranties, representations or other agreements between the parties in connection with the subject matter hereof except as specifically set forth or incorporated herein.

          Section 5.10   Reproduction of Documents.  This Agreement and all
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documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

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

          Section 5.11   General Interpretive Principles.  For purposes of
                         -------------------------------
this Agreement except as otherwise expressly provided or unless the context otherwise requires:

          (a) the defined terms in this Agreement shall include the plural as well as the singular, and the use of any gender herein shall be deemed to include any other gender;

          (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date hereof;

          (c) references herein to "Articles", "Sections", "Subsections", "paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, paragraphs and other subdivisions of this Indenture;

          (d)  a reference to a Subsection without further reference to a
Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to paragraphs and other subdivisions;

          (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular provision; and

          (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

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

          IN WITNESS WHEREOF, the Designated Representative and California Petroleum have caused this Indenture to be duly executed and delivered by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                         CALPETRO HOLDINGS LIMITED, as Designated Representative


                         By:
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                         Name:
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                         Title:
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                         CALIFORNIA PETROLEUM TRANSPORT CORPORATION


                         By:
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                         Name:
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                         Title:
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